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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-21371


                               Janus Adviser
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 2/28


Date of reporting period: For the six months ended 08/31/04

Item 1 - Reports to Shareholders
-------------------


                                                          ----------------------
                                                          2004 Semiannual Report
                                                          ----------------------

Janus Adviser
--------------------------------------------------------------------------------
      Focused Value Fund
      International Equity Fund


                                                            [LOGO] JANUS CAPITAL
                                                                           Group

Table of Contents

Janus Adviser

     Portfolio Managers' Commentaries and Schedules of Investments
          Focused Value Fund ..............................................    2
          International Equity Fund .......................................    6
     Statements of Assets and Liabilities .................................   10
     Statements of Operations .............................................   11
     Statements of Changes in Net Assets ..................................   12
     Financial Highlights .................................................   13
     Notes to Schedules of Investments ....................................   17
     Notes to Financial Statements ........................................   18
     Explanations of Charts, Tables and Financial Statements ..............   27

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was August 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (applicable to Class A and Class C Shares); deferred sales charges (applicable to Class C Shares); redemption fees applicable to Investor Shares and Class I Shares (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees (applicable to Investor Shares and Class I Shares), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2004 to August 31, 2004.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the tables in the examples provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding distribution and shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until at least September 2005. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               Janus Adviser  August 31, 2004  1

                                                         Sub-advised by Vontobel
Focused Value Fund (unaudited)                            Asset Management, Inc.

                                                               [PHOTO]
                                                               Ed Walczak
                                                               portfolio manager

================================================================================
Fund Strategy

Janus Focused Value Fund is a concentrated value fund that seeks to provide strong absolute returns with below-market risk through complete market cycles. The Fund invests in companies believed to be well-managed, profitable and with proven operating histories in understandable, predictable businesses that are attractively priced.
================================================================================

Performance Overview

After making headway in late 2003 and early 2004, equity markets became unsettled during the period due to signs of weakness in the economy and concerns about the sustainability of a recovery. Against this backdrop, the Fund lost ground. For the six months ended August 31, 2004, the Fund declined 2.01% for its Investor Shares (please see the chart on page 4 for additional Share Class performance). This compares to the 2.74% loss posted by the S&P 500(R) Index, the Fund's benchmark.

The discrepancy in performance between the Fund and the Index is due in part to our select holdings in the healthcare equipment and services industry, which lagged the performance of healthcare equipment and services stocks held in the Index. Aiding our performance, however, was a substantial weighting in the banking industry. We had more than three times the exposure to this sector than the S&P 500(R) Index and therefore gained ground against the Index when this group turned in solid returns.

Strategy in This Environment

Our focus remains on companies with long operating histories, stable growth trends, strong fundamentals and easy-to-understand business strategies. We rely on in-house research to narrow our investable universe to approximately 100 companies, and we invest in these businesses only when we see stocks that we feel are priced right.

It's worth noting that, as of August 31, 2004, approximately 30% of our investable universe consisted of financial stocks, based on market capitalization. Most of these financials have enjoyed high return on equities
(ROEs) and return on assets (ROAs) over the years and fairly good earnings-per-share growth rates. In short, they meet our quality criteria. We believe financials may be more prone to being mispriced on a regular basis than other groups in the market as they are more complicated to analyze due to the fact that their businesses may involve estimations of reserves, the use of derivatives, valuation of mortgage servicing rights, hedging, etc. These complexities are often not well understood by analysts and are miscommunicated by the press. Also, there are a number of macro investors who attempt to forecast interest rates and assume that increases in interest rates must be bad for the businesses of financial companies. We have learned never to make investment decisions based on a top-down point of view of where rates might be going or how strongly the economy might be growing. We also disagree with the frequent knee-jerk tendency of the market to blindly sell all financial stocks just because interest rates are going up.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                            August 31, 2004    February 29, 2004
Berkshire Hathaway, Inc. - Class A                9.8%               9.2%
Fannie Mae                                        8.7%               6.1%
Freddie Mac                                       8.2%               6.6%
American International Group, Inc.                4.8%               4.4%
Fifth Third Bancorp                               4.7%               3.2%
Cincinnati Financial Corp.                        4.7%               5.6%
Markel Corp.                                      3.8%               3.5%
Chubb Corp.                                       3.7%               2.9%
TJX Companies, Inc.                               3.6%               3.8%
Wells Fargo & Co.                                 3.2%               3.2%

Portfolio Composition

As of August 31, 2004, 27 stocks were held in the Fund, representing 90.3% of net assets. The remaining 9.7% was net cash, indicating the relative scarcity of opportunities that meet our investment criteria and our cautious market outlook. Meanwhile, the Fund's top 10 equity holdings accounted for 55.2% of total net assets.


2  Janus Adviser  August 31, 2004

(unaudited)

Strong performers included mortgage and motorcycle manufacturing companies

A standout during the period was mortgage lender Fannie Mae. Our research shows that Fannie Mae's franchise value will not be significantly impacted by plausible increases in interest rates. The company's business performed well during periods of rising rates in 1994 and 1999 and the historic refinance period that ended last year. Over the past decade, despite interest-rate volatility, the company has generated returns on equity in excess of 20%. Over the past five years, the fair value of Fannie Mae's common equity has compounded at 15% per year. Incidentally, we believe the best gauge of Fannie Mae's long-term operating performance is the growth in the fair value of equity, adjusted for dividends and share repurchases. This measure is more representative of the company's underlying economic performance than the reported Generally Accepted Accounting Principles ("GAAP") results, which are distorted by the partial marking-to-market of select financial instruments.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                   Focused Value Fund     S&P 500(R) Index
                                   ------------------     ----------------

Finance - Mortgage Loan Banker          16.9%                  1.3%
Multi-Line Insurance                    10.7%                  3.0%
Reinsurance                              9.8%
Medical - Hospitals                      8.7%                  0.3%
Super-Regional Banks                     7.9%                  5.0%
Property and Casualty Insurance          7.5%                  0.8%
Food - Diversified                       4.0%                  0.9%
Retail - Discount                        3.6%                  3.0%
Beverages - Wine and Spirits             2.8%                  0.1%
Finance - Credit Card                    2.7%                  1.1%

Another strong performer was Harley-Davidson Inc., a manufacturer of motorcycles and related apparel. After teetering on the brink of insolvency 20 years ago, Harley long ago stabilized its business. In fact, the company has built one of the most enviable records of profitable growth of the last 15 years. We believe the powerful brand position of its motorcycles is the linchpin of Harley's success. During the last several years, however, the growth in the number of motorcycles the company produced has slowed, leading critics to claim that the company is broken. On the contrary, we believe Harley is undergoing a natural transition in its business. In 1999, production grew 17% compared to the prior year. In 2004, the company expects 8% production growth. Today, Harley earns very attractive returns on the capital provided by shareholders. Except for its finance subsidiary, the company has almost no debt and produces prodigious amounts of free cash flow. We applaud its recent use of the cash flow for share repurchases. And most importantly, we believe Harley-Davidson still has one of the strongest consumer brands in the world.

Weak performers included hospital operators and insurance companies

Hospital management company Universal Health Services was among the Fund's largest detractors. The company reported weak first-quarter results due to rising bad debt expense, weak patient admission, increased competition in select markets, and the ongoing secular negative of physicians moving lucrative high-margin surgeries to competing facilities where the surgeon has an equity stake. Our attraction to Universal Health Services is its excellent long-term track record and the fact that it has hospitals situated in rapidly growing markets. Therefore, while continuing to seek more clarity on the competitive issue, we used weakness in the stock to add to our position.

Although insurance was another weak area for the Fund, the industry's persistent need to repair its historically frayed balance sheets leads us to believe it's premature to worry about a return to soft markets just yet. While we will probably see only modest general price increases in most lines of business in the next few years, we believe earnings will continue to rise and book values will continue to grow. We have a lot of confidence in the management of our three largest insurance holdings, AIG, Chubb and Cincinnati Financial, and believe their businesses will do fine in the near-term and that their stocks remain undervalued.

Investment Strategy and Outlook

As we head into the second half of the Fund's fiscal year, we continue to hold a relatively high cash position, not as a market timing call, but rather because we believe that, currently, there are few investment opportunities that meet our high standards. Until they do, we'll maintain our patience and discipline and only invest our shareholders' money if we find businesses that we believe are truly worthy and inexpensively priced.

Thank you for your investment.


                                               Janus Adviser  August 31, 2004  3

Focused Value Fund (unaudited)

================================================================================

                          Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

              Focused Value Fund - Class A    S&P 500(R)
                    Shares (at MOP)             Index
              ----------------------------    ----------

 3/30/1990*              $ 9,425               $10,000
 3/31/1990               $ 9,425               $10,000
 4/30/1990               $ 9,208               $ 9,751
 5/31/1990               $10,057               $10,701
 6/30/1990               $ 9,943               $10,629
 7/31/1990               $ 9,576               $10,595
 8/31/1990               $ 8,558               $ 9,637
 9/30/1990               $ 7,776               $ 9,168
10/31/1990               $ 7,446               $ 9,129
11/30/1990               $ 8,030               $ 9,719
12/31/1990               $ 8,492               $ 9,990
 1/31/1991               $ 9,268               $10,425
 2/28/1991               $ 9,949               $11,171
 3/31/1991               $10,351               $11,441
 4/30/1991               $10,457               $11,468
 5/31/1991               $11,109               $11,963
 6/30/1991               $10,553               $11,415
 7/31/1991               $10,946               $11,947
 8/31/1991               $11,348               $12,230
 9/30/1991               $11,300               $12,025
10/31/1991               $11,319               $12,187
11/30/1991               $10,524               $11,696
12/31/1991               $11,737               $13,034
 1/31/1992               $11,933               $12,791
 2/29/1992               $12,181               $12,956
 3/31/1992               $11,985               $12,704
 4/30/1992               $12,254               $13,077
 5/31/1992               $12,316               $13,141
 6/30/1992               $12,171               $12,946
 7/31/1992               $12,576               $13,475
 8/31/1992               $12,233               $13,199
 9/30/1992               $12,337               $13,354
10/31/1992               $12,535               $13,400
11/30/1992               $13,221               $13,857
12/31/1992               $13,612               $14,027
 1/31/1993               $13,816               $14,144
 2/28/1993               $13,702               $14,337
 3/31/1993               $13,952               $14,639
 4/30/1993               $13,634               $14,285
 5/31/1993               $13,793               $14,668
 6/30/1993               $13,975               $14,711
 7/31/1993               $13,941               $14,651
 8/31/1993               $14,292               $15,207
 9/30/1993               $14,133               $15,091
10/31/1993               $14,258               $15,403
11/30/1993               $14,156               $15,256
12/31/1993               $14,430               $15,440
 1/31/1994               $14,912               $15,965
 2/28/1994               $14,597               $15,532
 3/31/1994               $14,043               $14,855
 4/30/1994               $14,685               $15,045
 5/31/1994               $15,152               $15,292
 6/30/1994               $14,509               $14,917
 7/31/1994               $14,723               $15,407
 8/31/1994               $15,240               $16,039
 9/30/1994               $14,749               $15,647
10/31/1994               $14,774               $15,998
11/30/1994               $14,282               $15,416
12/31/1994               $14,452               $15,644
 1/31/1995               $15,227               $16,050
 2/28/1995               $15,790               $16,676
 3/31/1995               $16,029               $17,168
 4/30/1995               $16,424               $17,673
 5/31/1995               $17,086               $18,380
 6/30/1995               $17,325               $18,806
 7/31/1995               $17,621               $19,430
 8/31/1995               $18,001               $19,479
 9/30/1995               $18,762               $20,301
10/31/1995               $18,790               $20,228
11/30/1995               $19,847               $21,116
12/31/1995               $20,285               $21,523
 1/31/1996               $21,096               $22,256
 2/29/1996               $21,218               $22,462
 3/31/1996               $21,234               $22,678
 4/30/1996               $21,218               $23,013
 5/31/1996               $21,433               $23,606
 6/30/1996               $21,846               $23,696
 7/31/1996               $21,280               $22,649
 8/31/1996               $21,770               $23,127
 9/30/1996               $22,811               $24,429
10/31/1996               $23,530               $25,103
11/30/1996               $24,678               $27,000
12/31/1996               $24,599               $26,465
 1/31/1997               $25,367               $28,118
 2/28/1997               $25,706               $28,339
 3/31/1997               $25,385               $27,175
 4/30/1997               $26,491               $28,797
 5/31/1997               $27,188               $30,550
 6/30/1997               $28,098               $31,919
 7/31/1997               $29,419               $34,458
 8/31/1997               $28,402               $32,528
 9/30/1997               $29,972               $34,309
10/31/1997               $30,454               $33,163
11/30/1997               $31,740               $34,699
12/31/1997               $33,040               $35,295
 1/31/1998               $33,140               $35,685
 2/28/1998               $34,621               $38,259
 3/31/1998               $35,281               $40,218
 4/30/1998               $36,001               $40,622
 5/31/1998               $35,601               $39,924
 6/30/1998               $36,642               $41,546
 7/31/1998               $35,741               $41,104
 8/31/1998               $31,679               $35,161
 9/30/1998               $32,139               $37,413
10/31/1998               $34,440               $40,457
11/30/1998               $36,811               $42,909
12/31/1998               $37,898               $45,381
 1/31/1999               $36,516               $47,279
 2/28/1999               $34,885               $45,809
 3/31/1999               $35,157               $47,642
 4/30/1999               $37,309               $49,487
 5/31/1999               $37,830               $48,319
 6/30/1999               $38,261               $51,000
 7/31/1999               $37,853               $49,408
 8/31/1999               $35,316               $49,163
 9/30/1999               $32,416               $47,816
10/31/1999               $34,228               $50,841
11/30/1999               $32,817               $51,875
12/31/1999               $32,566               $54,930
 1/31/2000               $31,128               $52,170
 2/29/2000               $27,203               $51,183
 3/31/2000               $31,105               $56,190
 4/30/2000               $31,881               $54,499
 5/31/2000               $32,634               $53,381
 6/30/2000               $31,219               $54,697
 7/31/2000               $32,223               $53,842
 8/31/2000               $33,319               $57,186
 9/30/2000               $36,605               $54,167
10/31/2000               $39,184               $53,938
11/30/2000               $39,709               $49,686
12/31/2000               $44,022               $49,929
 1/31/2001               $41,283               $51,700
 2/28/2001               $42,356               $46,986
 3/31/2001               $42,082               $44,010
 4/30/2001               $43,086               $47,430
 5/31/2001               $44,798               $47,748
 6/30/2001               $45,482               $46,585
 7/31/2001               $44,889               $46,127
 8/31/2001               $43,269               $43,239
 9/30/2001               $43,200               $39,748
10/31/2001               $43,451               $40,505
11/30/2001               $44,113               $43,613
12/31/2001               $45,333               $43,995
 1/31/2002               $45,927               $43,353
 2/28/2002               $47,229               $42,516
 3/31/2002               $48,098               $44,116
 4/30/2002               $49,629               $41,441
 5/31/2002               $48,920               $41,136
 6/30/2002               $46,384               $38,206
 7/31/2002               $45,516               $35,228
 8/31/2002               $46,201               $35,458
 9/30/2002               $42,294               $31,605
10/31/2002               $45,310               $34,387
11/30/2002               $45,334               $36,411
12/31/2002               $44,381               $34,272
 1/31/2003               $43,334               $33,374
 2/28/2003               $41,596               $32,873
 3/31/2003               $41,953               $33,192
 4/30/2003               $45,786               $35,926
 5/31/2003               $48,286               $37,819
 6/30/2003               $47,286               $38,302
 7/31/2003               $49,358               $38,977
 8/31/2003               $50,334               $39,737
 9/30/2003               $50,202               $39,315
10/31/2003               $52,439               $41,539
11/30/2003               $53,718               $41,905
12/31/2003               $55,273               $44,102
 1/31/2004               $56,945               $44,912
 2/29/2004               $57,477               $45,536
 3/31/2004               $56,768               $44,849
 4/30/2004               $56,261               $44,145
 5/31/2004               $56,059               $44,751
 6/30/2004               $57,146               $45,621
 7/31/2004               $55,797               $44,111
 8/31/2004               $56,347               $44,289

Average Annual Total Return - for the periods ended August 31, 2004
--------------------------------------------------------------------------------

                                 Fiscal         One       Five      Ten        Since
                             Year-to-Date       Year      Year      Year     Inception*
----------------------------------------------------------------------------------------
Focused Value Fund
- Investor Shares                (2.01)%        11.72%    9.70%    13.74%      13.03%
----------------------------------------------------------------------------------------
Focused Value Fund
- Class I Shares                 (2.11)%        11.58%    9.57%    13.58%      12.90%
----------------------------------------------------------------------------------------
Focused Value Fund
- Class C Shares at NAV          (2.36)%         9.96%    8.94%    12.95%      12.34%
----------------------------------------------------------------------------------------
Focused Value Fund
- Class C Shares at MOP          (4.20)%         7.92%    8.72%    12.84%      12.26%
----------------------------------------------------------------------------------------
Focused Value Fund
- Class A Shares at NAV          (1.92)%        11.95%    9.79%    13.97%      13.20%
----------------------------------------------------------------------------------------
Focused Value Fund
- Class A Shares at MOP          (7.59)%         5.51%    8.50%    13.29%      12.74%
----------------------------------------------------------------------------------------
S&P 500(R) Index                 (2.74)%        11.46%   (2.07)%   10.69%      10.87%

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

The performance shown in the graph at Maximum Offering Price ("MOP") reflects the maximum 5.75% upfront sales charge on Class A Shares but does not include a 1% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge and redeemed within 12 months of purchase.

The performance in the table includes the maximum 5.75% and 1.00% upfront sales charge on Class A Shares and Class C Shares, respectively. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to C Shares redeemed within 12 months of purchase. Effective September 30, 2004, the 1.00% upfront sales charge on Class C Shares is eliminated. The performance in the table at Net Asset Value ("NAV") does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account. All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - March 30, 1990
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these tables.

Expense Example - Investor         Beginning Account Value        Ending Account Value           Expenses Paid During Period
Shares                                     (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $979.90                             $6.24
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,018.90                            $6.36
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - I Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $978.90                             $6.98
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,018.15                            $7.12
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - C Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $976.40                             $9.47
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,015.63                            $9.65
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - A Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $980.80                             $5.74
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,019.41                            $5.85
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.25% for Investor Shares, 1.40% for I Shares, 1.90% for C Shares and 1.15% for A Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital Management LLC ("Janus Capital").

--------------------------------------------------------------------------------
Performance shown does not include networking/omnibus account fees that will be incurred by Class A and Class C Shares effective September 30, 2004.

See Notes to Schedules of Investments for index definitions. See "Explanations of Charts, Tables and Financial Statements." See Note 7 in Notes to Financial Statements.

Returns shown for Focused Value Fund for periods prior to 10/13/03 are derived from the historical performance of Class A Shares of Vontobel US Value Fund. Returns are restated based on the Fund's fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to application of contractual expense waivers) than those of the Vontobel Fund.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective July 6, 2004, US Value Fund changed its name to Focused Value Fund and eliminated its policy to invest, under normal circumstances, at least 80% of its net assets in securities of U.S. companies and will instead adopt a policy to invest, under normal circumstances, at least 65% of its net assets in securities of U.S. companies, as defined in the prospectus. There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.


4  Janus Adviser  August 31, 2004

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.3%
Apparel Manufacturers - 1.4%
          30,800   Liz Claiborne, Inc. ..............................$ 1,172,556
Beverages - Wine and Spirits - 2.8%
          45,700   Diageo PLC (ADR) .................................  2,282,715
Fiduciary Banks - 2.6%
          47,200   State Street Corp. ...............................  2,130,608
Finance - Credit Card - 2.7%
          44,000   American Express Co. .............................  2,200,880
Finance - Mortgage Loan Banker - 16.9%
          95,574   Fannie Mae .......................................  7,115,484
         101,100   Freddie Mac ......................................  6,785,832
                                                                      13,901,316
Food - Diversified - 4.0%
          20,200   General Mills, Inc. ..............................    954,450
          38,600   Nestle S.A. (ADR) ................................  2,285,120
                                                                       3,239,570
Food - Retail - 1.0%
          41,700   Safeway, Inc.* ...................................    842,340
Instruments - Controls - 1.5%
          48,600   Watts Water Technologies, Inc. - Class A .........  1,237,356
Medical - Hospitals - 8.7%
          61,300   HCA, Inc. ........................................  2,379,053
         118,700   Health Management Associates, Inc. - Class A .....  2,269,544
          54,800   Universal Health Services, Inc. - Class B ........  2,468,740
                                                                       7,117,337
Motorcycle and Motor Scooter Manufacturing - 2.1%
          27,700   Harley-Davidson, Inc. ............................  1,690,254
Multi-Line Insurance - 10.7%
          54,700   American International Group, Inc. ...............  3,896,829
          94,867   Cincinnati Financial Corp. .......................  3,827,883
          42,837   Old Republic International Corp. .................  1,008,811
                                                                       8,733,523
Property and Casualty Insurance - 7.5%
          44,600   Chubb Corp. ......................................  3,033,246
          10,530   Markel Corp.* ....................................  3,094,241
                                                                       6,127,487
Radio - 0.1%
           4,600   Saga Communications, Inc. - Class A* .............     82,570
Reinsurance - 9.8%
              92   Berkshire Hathaway, Inc. - Class A* ..............  8,004,000
Retail - Discount - 3.6%
         138,300   TJX Companies, Inc. ..............................  2,926,428
Retail - Jewelry - 1.7%
          43,800   Tiffany & Co. ....................................  1,355,610
Savings/Loan/Thrifts - 2.6%
          19,800   Golden West Financial Corp. ......................  2,142,954
Super-Regional Banks - 7.9%
          77,700   Fifth Third Bancorp ..............................  3,870,237
          45,400   Wells Fargo & Co. ................................  2,667,250
                                                                       6,537,487
Textile-Home Furnishings - 2.7%
          28,550   Mohawk Industries, Inc.* .........................  2,196,066
--------------------------------------------------------------------------------
Total Common Stock (cost $64,625,480) ............................... 73,921,057
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 9.5%
                   Fannie Mae
      $7,800,000     1.48%, 9/1/04 (amortized cost $7,800,000) ......  7,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $72,425,480) - 99.8% .................. 81,721,057
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% .......    173,676
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$81,894,733
--------------------------------------------------------------------------------

Summary of Investments by Country, August 31, 2004

Country                            Market Value       % of Investment Securities
--------------------------------------------------------------------------------
Switzerland                         $ 2,285,120                             2.8%
United Kingdom                        2,282,715                             2.8%
United States++                      77,153,222                            94.4%
--------------------------------------------------------------------------------
Total                               $81,721,057                           100.0%

++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                               Janus Adviser  August 31, 2004  5

                                                         Sub-advised by Vontobel
International Equity Fund (unaudited)                     Asset Management, Inc.

                                                               [PHOTO]
                                                               Rajiv Jain
                                                               portfolio manager

================================================================================
Fund Strategy

Janus International Equity Fund is a diversified fund that invests primarily in securities located outside the U.S. The Fund invests in companies believed to be well-managed, profitable and with proven operating histories in understandable, predictable businesses that are attractively priced.
================================================================================

Performance Overview

After gaining momentum in late 2003 and early 2004, equity markets turned negative during the summer months, weighed down by high energy prices, fears of terrorism at high-profile events like the Olympics and slower-than expected gross domestic product growth in the U.S. These developments created a challenging environment for investors worldwide, and for the six months ended August 31, 2004, the Fund declined 1.29% for its Investor Shares (please see the chart on page 8 for additional Share Class performance). This compares to the 2.06% loss posted by the Morgan Stanley Capital International EAFE(R) Index, the Fund's benchmark.

The discrepancy in performance between the Fund and the Index is due in part to select stocks in the banking industry, one of our largest areas of investment during the period, as well as our lack of exposure to the energy industry, which, as a whole, performed strongly during the period. Aiding our performance, however, were several well-chosen stocks in the insurance and food and beverage sectors. Also contributing to our results was the Fund's limited exposure to the weaker-performing technology industry, an area that represented a larger part of the Morgan Stanley Capital International EAFE(R) Index and therefore detracted from its results.

Strategy in This Environment

As always, we remain focused on our fundamental analysis of individual businesses rather than on market opinions of their merits or macroeconomic conditions. This focus resulted in our "better safe than sorry" attitude, with almost 35-40% of the Fund in consumer staples - one of the worst-performing sectors in the Index. So how can our conviction remain unwavering? The simple answer is that we seek long-term sustainable growth. Sustainability in itself implies high quality, as both the fundamentals of a business and the quality of management must be exceptional in order for a business to sustain growth for five-plus years. Additionally, high return on equity is imperative, as it prevents the need for cash infusion (debt or equity) to sustain growth. We find value when companies' valuations by the market do not, in our opinion, correctly reflect the sustainability of the business.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          August 31, 2004    February 29, 2004
Anglo Irish Bank Corporation PLC                4.2%                4.5%
Northern Rock PLC                               3.9%                4.2%
Tesco PLC                                       3.9%                3.4%
Diageo PLC                                      3.5%                4.0%
Enagas                                          3.2%                2.3%
Nestle S.A.                                     3.1%                3.4%
British American Tobacco PLC                    3.1%                3.0%
Johnston Press PLC                              2.8%                2.9%
Macquarie Bank, Ltd.                            2.7%                2.7%
Red Electrica de Espana                         2.5%                2.3%

Portfolio Composition

As of August 31, 2004, the Fund's 49 holdings were in companies throughout 17 foreign countries, of which 4 were emerging markets, representing 14.5% of the Fund. Of the remaining 83.1% weighting in international markets, 60.8% were based in Europe and 20.9% in Asia/Pacific Basin. Meanwhile, the Fund's net cash position was 2.4% and its top 10 equity holdings accounted for 32.9% of total net assets.

Strong performers included food and beverage companies as well as tobacco firms

Chocolate manufacturer Lindt & Spruengli performed well on the back of strong first half results with 12% organic top-line growth, much ahead of the market's expectations. The company gained market share across the board. Lindt benefited from its penetration efforts in Europe (France and the UK) as well as expansion in the U.S.

KT&G (Korean Tobacco and Ginseng) Corp.'s second quarter numbers were above expectations in terms of sales, up 23.8% year-over-year, and operating income, up 39.0% year-over-year. However, net income declined by 35.5% year-over-year due to the conversion of a convertible bond and a one time tax charge. The excellent top-line performance reflects the strong brand power that KT&G possesses, and has raised the average selling price through a better mix of higher-priced products. Operating margins expanded through continued tight cost control. KT&G's market share remains stable overall but continues to grow on the premium side of the market. The company has reiterated plans to buy back and cancel 25% of shares outstanding by 2008. This will be a significant driver of EPS growth and an efficient way to return excess capital back to shareholders going forward. The company forecasts that operational performance will be strong for the fiscal year but net income


6  Janus Adviser  August 31, 2004

(unaudited)

and EPS growth will be muted as a result of the two one-time items from this quarter. Despite this, the company's conservative guidance and planned share buyback make us very comfortable that the company will be able to grow EPS in the high single digits.

We believe British American Tobacco has been ticking up, benefiting from its ongoing share buyback, a modest dividend hike signaling management's confidence in the company's long-term prospects, the stock's defensiveness, its attractive valuation, and a high dividend yield.

Imperial Tobacco Group's shares benefited from strong fiscal first half results, a dividend increase, attractive valuation and a high dividend yield.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

  [The following tables were depicted as bar charts in the printed material.]

                                International          Morgan Stanley Capital
                                 Equity Fund         International EAFE(R) Index
                                -------------        ---------------------------
Commercial Banks                    14.4%                        17.3%
Tobacco                             11.3%                         0.8%
Food - Retail                        7.8%                         1.4%
Food - Diversified                   4.5%                         2.9%
Cosmetics and Toiletries             4.0%                         0.6%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------
United Kingdom                     31.2%
Australia                          12.4%
Spain                               7.8%
Japan                               7.4%
South Korea                         6.4%

Weak performers included select financial holdings and a cosmetic company

State Bank of India's share price was hit with concerns about the impact of rising interest rates and the inability to benefit from treasury bonds gains resulting from a declining interest rate environment as it had in the past. In addition, State Bank of India is expected to be hit by a one time charge resulting from an industry-wide wage settlement in 2005. We believe the bank should continue to benefit from the secular growth trend resulting from the privatization and deregulatory environment in India, thereby growing its loan book at greater than 10% year-over-year for the next several years while at the same time reducing the percentage of non-performing loans which will translate into growth in net interest income. Unfortunately, however, it appears growth in non-interest income has deteriorated to the extent that it will be difficult for the bank to grow overall net income for the next several years. For this reason we are compelled to sell the stock until the environment for non-interest income stabilizes and no longer detracts from the bank's potential earnings growth.

Northern Rock performed extremely well from an operational standpoint despite its stock price's weak performance. Total net lending for the first half of 2004 reached a record high increase of 30% on a year-on-year basis, they were able to increase their market share from 7.8% in December to a current high of 8.4%, and pre-tax profits were up 14% year-on-year on a like-for-like basis. Earnings per share was also up by an impressive 11.7% on a year-on-year basis. The share price weakness stems mostly from financial market worries of a softening UK residential market as well as more general macro-economic jitters, despite the fact that the underlying company continues to perform admirably.

Oriflame Cosmetics was admittedly a large disappointment for us this year. Although Oriflame's operating results for the first half of 2004 were weak, they were not alone. Avon, their chief competition, delivered results that were quite discouraging to the market as well. Oriflame was, however, able to deliver double digit underlying sales growth, net profit growth of 32%, and EPS growth of 26%. The large majority of Oriflame's growth is now coming from the Russian market, as they have been unable for the most part to reinvigorate solid growth in their other traditional markets. This Russian market, however, down substantially, is most worrying to us as long-term investors. Their growth rate in what is now their core market, Russia, slowed down substantially in the second quarter, while Avon was able to massively accelerate their growth over the same period within the same market. We have become increasingly concerned that Avon is a much more formidable competitor than we had originally anticipated and as a result, we were forced to sell out of our Oriflame position since it no longer met our strict criteria of predictability and sustainability.

Investment Strategy and Outlook

In terms of the overall environment, we remain cautiously optimistic. We own companies all over the world that we believe are well positioned and selling at reasonable valuations. In the larger-cap category, however, we currently don't see much value and therefore, most of our new names are on the smaller side. Also, we have had difficulty in finding good companies with reasonable valuations in Japan, a top performing market within the Morgan Stanley Capital International EAFE(R) Index. Emerging markets exposure remains high by our standards at around 14%. The prospect of further Federal Reserve rate hikes, we believe, is keeping valuations more attractive in these markets.

Thank you for your investment.


                                                Janus Adviser August 31, 2004  7

International Equity Fund (unaudited)

================================================================================

                         Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                   International Equity Fund -     Morgan Stanley Capital
                     Class A Shares (at MOP)     International EAFE(R) Index
                   ---------------------------   ---------------------------

  7/6/1990*                   $ 9,422                    $10,000
 7/31/1990                    $ 9,800                    $10,141
 8/31/1990                    $ 8,897                    $ 9,156
 9/30/1990                    $ 7,572                    $ 7,880
10/31/1990                    $ 8,537                    $ 9,108
11/30/1990                    $ 8,376                    $ 8,570
12/31/1990                    $ 8,206                    $ 8,710
 1/31/1991                    $ 8,454                    $ 8,991
 2/28/1991                    $ 8,969                    $ 9,955
 3/31/1991                    $ 9,038                    $ 9,357
 4/30/1991                    $ 9,092                    $ 9,449
 5/31/1991                    $ 9,346                    $ 9,548
 6/30/1991                    $ 9,015                    $ 8,847
 7/31/1991                    $ 9,285                    $ 9,281
 8/31/1991                    $ 9,446                    $ 9,093
 9/30/1991                    $ 9,531                    $ 9,605
10/31/1991                    $ 9,615                    $ 9,741
11/30/1991                    $ 9,300                    $ 9,286
12/31/1991                    $ 9,748                    $ 9,766
 1/31/1992                    $ 9,890                    $ 9,558
 2/29/1992                    $10,009                    $ 9,216
 3/31/1992                    $ 9,697                    $ 8,607
 4/30/1992                    $ 9,854                    $ 8,648
 5/31/1992                    $10,335                    $ 9,226
 6/30/1992                    $ 9,983                    $ 8,789
 7/31/1992                    $ 9,603                    $ 8,564
 8/31/1992                    $ 9,561                    $ 9,101
 9/30/1992                    $ 9,227                    $ 8,922
10/31/1992                    $ 9,232                    $ 8,454
11/30/1992                    $ 9,382                    $ 8,533
12/31/1992                    $ 9,469                    $ 8,577
 1/31/1993                    $ 9,487                    $ 8,576
 2/28/1993                    $ 9,753                    $ 8,835
 3/31/1993                    $10,213                    $ 9,605
 4/30/1993                    $10,561                    $10,517
 5/31/1993                    $10,677                    $10,739
 6/30/1993                    $10,475                    $10,572
 7/31/1993                    $10,782                    $10,942
 8/31/1993                    $11,481                    $11,532
 9/30/1993                    $11,568                    $11,273
10/31/1993                    $12,245                    $11,620
11/30/1993                    $11,911                    $10,604
12/31/1993                    $13,254                    $11,370
 1/31/1994                    $13,922                    $12,331
 2/28/1994                    $13,473                    $12,297
 3/31/1994                    $12,577                    $11,768
 4/30/1994                    $12,799                    $12,267
 5/31/1994                    $12,926                    $12,196
 6/30/1994                    $12,508                    $12,369
 7/31/1994                    $12,982                    $12,488
 8/31/1994                    $13,596                    $12,783
 9/30/1994                    $13,363                    $12,381
10/31/1994                    $13,420                    $12,793
11/30/1994                    $12,798                    $12,178
12/31/1994                    $12,410                    $12,254
 1/31/1995                    $11,486                    $11,784
 2/28/1995                    $11,521                    $11,750
 3/31/1995                    $11,761                    $12,483
 4/30/1995                    $12,090                    $12,952
 5/31/1995                    $12,268                    $12,798
 6/30/1995                    $12,175                    $12,573
 7/31/1995                    $12,856                    $13,356
 8/31/1995                    $12,811                    $12,847
 9/30/1995                    $12,990                    $13,098
10/31/1995                    $12,927                    $12,745
11/30/1995                    $13,240                    $13,100
12/31/1995                    $13,641                    $13,628
 1/31/1996                    $14,049                    $13,684
 2/29/1996                    $14,073                    $13,730
 3/31/1996                    $14,404                    $14,022
 4/30/1996                    $14,675                    $14,429
 5/31/1996                    $14,529                    $14,164
 6/30/1996                    $14,890                    $14,244
 7/31/1996                    $14,091                    $13,827
 8/31/1996                    $14,322                    $13,858
 9/30/1996                    $14,842                    $14,226
10/31/1996                    $14,906                    $14,080
11/30/1996                    $15,596                    $14,640
12/31/1996                    $15,800                    $14,452
 1/31/1997                    $15,776                    $13,946
 2/28/1997                    $16,090                    $14,174
 3/31/1997                    $16,126                    $14,226
 4/30/1997                    $16,120                    $14,301
 5/31/1997                    $17,037                    $15,232
 6/30/1997                    $17,622                    $16,072
 7/31/1997                    $18,501                    $16,332
 8/31/1997                    $16,998                    $15,112
 9/30/1997                    $18,159                    $15,959
10/31/1997                    $16,813                    $14,732
11/30/1997                    $16,849                    $14,582
12/31/1997                    $17,057                    $14,709
 1/31/1998                    $17,488                    $15,382
 2/28/1998                    $18,815                    $16,369
 3/31/1998                    $19,250                    $16,873
 4/30/1998                    $19,594                    $17,006
 5/31/1998                    $19,873                    $16,924
 6/30/1998                    $19,918                    $17,052
 7/31/1998                    $20,263                    $17,225
 8/31/1998                    $17,313                    $15,091
 9/30/1998                    $16,641                    $14,628
10/31/1998                    $18,003                    $16,153
11/30/1998                    $19,051                    $16,980
12/31/1998                    $19,796                    $17,650
 1/31/1999                    $19,861                    $17,598
 2/28/1999                    $19,160                    $17,179
 3/31/1999                    $19,904                    $17,896
 4/30/1999                    $20,562                    $18,621
 5/31/1999                    $19,384                    $17,662
 6/30/1999                    $20,496                    $18,351
 7/31/1999                    $20,865                    $18,896
 8/31/1999                    $21,213                    $18,965
 9/30/1999                    $21,395                    $19,156
10/31/1999                    $22,722                    $19,873
11/30/1999                    $25,436                    $20,564
12/31/1999                    $28,813                    $22,410
 1/31/2000                    $26,335                    $20,986
 2/29/2000                    $28,356                    $21,551
 3/31/2000                    $27,712                    $22,386
 4/30/2000                    $25,761                    $21,208
 5/31/2000                    $24,191                    $20,690
 6/30/2000                    $25,063                    $21,499
 7/31/2000                    $24,233                    $20,598
 8/31/2000                    $25,047                    $20,777
 9/30/2000                    $23,661                    $19,765
10/31/2000                    $23,098                    $19,298
11/30/2000                    $22,215                    $18,574
12/31/2000                    $23,062                    $19,235
 1/31/2001                    $22,658                    $19,225
 2/28/2001                    $20,257                    $17,783
 3/31/2001                    $18,496                    $16,598
 4/30/2001                    $19,875                    $17,751
 5/31/2001                    $19,000                    $17,125
 6/30/2001                    $18,102                    $16,425
 7/31/2001                    $17,696                    $16,126
 8/31/2001                    $17,300                    $15,717
 9/30/2001                    $15,220                    $14,125
10/31/2001                    $15,774                    $14,487
11/30/2001                    $16,113                    $15,021
12/31/2001                    $16,225                    $15,110
 1/31/2002                    $15,107                    $14,307
 2/28/2002                    $15,197                    $14,408
 3/31/2002                    $16,122                    $15,257
 4/30/2002                    $16,626                    $15,288
 5/31/2002                    $16,977                    $15,481
 6/30/2002                    $16,642                    $14,865
 7/31/2002                    $15,339                    $13,398
 8/31/2002                    $15,611                    $13,367
 9/30/2002                    $14,101                    $11,932
10/31/2002                    $14,777                    $12,573
11/30/2002                    $15,057                    $13,144
12/31/2002                    $14,893                    $12,702
 1/31/2003                    $14,015                    $12,171
 2/28/2003                    $13,904                    $11,892
 3/31/2003                    $13,914                    $11,658
 4/30/2003                    $15,094                    $12,801
 5/31/2003                    $15,821                    $13,577
 6/30/2003                    $15,959                    $13,905
 7/31/2003                    $15,862                    $14,241
 8/31/2003                    $16,352                    $14,585
 9/30/2003                    $16,998                    $15,035
10/31/2003                    $17,772                    $15,972
11/30/2003                    $18,128                    $16,327
12/31/2003                    $19,462                    $17,603
 1/31/2004                    $19,803                    $17,852
 2/29/2004                    $20,287                    $18,264
 3/31/2004                    $20,419                    $18,366
 4/30/2004                    $20,183                    $17,951
 5/31/2004                    $19,881                    $18,011
 6/30/2004                    $20,386                    $18,406
 7/31/2004                    $19,933                    $17,809
 8/31/2004                    $20,040                    $17,887

Average Annual Total Return - for the periods ended August 31, 2004
--------------------------------------------------------------------------------

                                      Fiscal          One       Five       Ten        Since
                                   Year-to-Date       Year      Year       Year     Inception*
-----------------------------------------------------------------------------------------------
International Equity Fund
- Investor Shares                      (1.29)%       22.40%    (1.22)%     3.86%       5.39%
-----------------------------------------------------------------------------------------------
International Equity Fund
- Class I Shares                       (1.35)%       22.24%    (1.34)%     3.73%       5.26%
-----------------------------------------------------------------------------------------------
International Equity Fund
- Class C Shares at NAV                (1.60)%       22.75%    (1.55)%     3.40%       4.89%
-----------------------------------------------------------------------------------------------
International Equity Fund
- Class C Shares at MOP                (3.56)%       20.37%    (1.74)%     3.30%       4.81%
-----------------------------------------------------------------------------------------------
International Equity Fund
- Class A Shares at NAV                (1.22)%       22.56%    (1.13)%     3.96%       5.47%
-----------------------------------------------------------------------------------------------
International Equity Fund
- Class A Shares at MOP                (6.88)%       15.51%    (2.30)%     3.34%       5.03%
-----------------------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index#           (2.06)%       22.64%    (1.16)%     3.42%       4.19%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

The performance shown in the graph at Maximum Offering Price ("MOP") reflects the maximum 5.75% upfront sales charge on Class A Shares but does not include a 1% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge and redeemed within 12 months of purchase.

The performance in the table includes the maximum 5.75% and 1.00% upfront sales charge on Class A Shares and Class C Shares, respectively. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to C Shares redeemed within 12 months of purchase. Effective September 30, 2004, the 1.00% upfront sales charge on Class C Shares is eliminated. The performance in the table at Net Asset Value ("NAV") does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account. All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

# Since inception return is calculated based on historical information from June 30, 1990 to August 31, 2004.

* The Fund's inception date - July 6, 1990.
================================================================================
Fund Expenses

The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these tables.

Expense Example - Investor         Beginning Account Value        Ending Account Value           Expenses Paid During Period
Shares                                     (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $987.10                             $6.76
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,018.40                            $6.87
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - I Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $986.50                             $7.51
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,017.64                            $7.63
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - C Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $984.00                            $10.00
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,015.12                           $10.16
------------------------------------------------------------------------------------------------------------------------------------

Expense Example - A Shares         Beginning Account Value        Ending Account Value           Expenses Paid During Period
                                           (3/1/04)                    (8/31/04)                      (3/1/04-8/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                     $987.80                             $6.26
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                    $1,018.90                            $6.36
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.35% for Investor Shares, 1.50% for I Shares, 2.00% for C Shares and 1.25% for A Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
Since inception returns reflect the returns of Vontobel International Equity Fund from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown. Returns stated for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel International Equity Fund. Returns are restated based on the Fund's fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to application of contractual expense waivers) than those of the Vontobel Fund.

Performance shown does not include networking/omnibus account fees that will be incurred by Class A and Class C Shares effective September 30, 2004.

See Notes to Schedules of Investments for index definitions. See "Explanations of Charts, Tables and Financial Statements." See Note 7 in Notes to Financial Statements.

For Investor Shares and Class I Shares, a 2.00% redemption fee may be imposed on shares held for 3 months or less.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.


8  Janus Adviser  August 31, 2004

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.0%
Athletic Footwear - 1.6%
           1,950   Puma A.G. Rudolf Dassler Sport ..................$   477,457
Beverages - Non-Alcoholic - 1.4%
             700   Lotte Chilsung Beverage Company, Ltd. ...........    411,625
Beverages - Wine and Spirits - 3.5%
          84,407   Diageo PLC ......................................  1,039,910
Brewery - 1.9%
          18,652   Heineken N.V. ...................................    563,948
Building - Residential and Commercial - 2.4%
          66,176   Barratt Developments PLC ........................    705,712
Commercial Banks - 14.4%
          16,472   ABN AMRO Holding N.V. ...........................    331,742
          75,071   Anglo Irish Bank Corporation PLC ................  1,252,703
           4,768   Banco Itau Holdings Financeira S.A. .............    481,189
          11,433   Banco Popular Espanol S.A. ......................    620,104
           6,800   BNP Paribas S.A. ................................    413,332
          15,900   HDFC Bank, Ltd. (ADR) ...........................    446,949
          25,402   Royal Bank of Scotland Group PLC ................    709,185
                                                                      4,255,204
Commercial Services - 1.2%
         299,200   Singapore Airport Terminal Services, Ltd. .......    358,696
Cosmetics and Toiletries - 4.0%
           3,660   Amorepacific Corp. ..............................    696,616
          20,000   Kao Corp. .......................................    491,250
                                                                      1,187,866
Distribution/Wholesale - 1.4%
          83,500   Esprit Holdings, Ltd. ...........................    402,331
Diversified Operations - 3.9%
          39,000   Remgro, Ltd. ....................................    475,044
          31,700   Wesfarmers, Ltd. ................................    673,580
                                                                      1,148,624
Diversified Operations - Commercial Services - 1.5%
          58,198   Bunzl PLC .......................................    445,053
Electric - Transmission - 2.5%
          44,200   Red Electrica de Espana .........................    749,491
Finance - Investment Bankers/Brokers - 2.7%
          33,100   Macquarie Bank, Ltd. ............................    793,835
Food - Confectionary - 2.3%
             288   Lindt & Spruengli A.G. ..........................    334,184
             740   Lotte Confectionery Company, Ltd. ...............    363,008
                                                                        697,192
Food - Diversified - 4.5%
          50,505   Cadbury Schweppes PLC ...........................    405,858
           3,870   Nestle S.A. .....................................    916,595
                                                                      1,322,453
Food - Retail - 7.8%
           3,300   Colruyt N.V. ....................................    434,561
         238,392   Tesco PLC .......................................  1,143,217
          87,800   William Morrison Supermarkets PLC ...............    285,996
          51,665   Woolworths, Ltd. ................................    461,799
                                                                      2,325,573
Gambling - Non-Hotel - 1.8%
          50,581   TABCORP Holdings, Ltd. ..........................    537,193
Gas - Distribution - 3.2%
          84,200   Enagas ..........................................    935,006
Mortgage Banks - 3.9%
          90,738   Northern Rock PLC ...............................  1,161,885
Multi-Line Insurance - 1.5%
           7,400   CNP Assurances ..................................    448,797
Office Automation and Equipment - 2.2%
          33,000   Ricoh Company, Ltd. .............................    646,259
Property and Casualty Insurance - 3.8%
         147,900   Insurance Australia Group, Ltd. .................    531,441
              44   Millea Holdings, Inc. ...........................    607,600
                                                                      1,139,041
Property Trust - 2.2%
          60,900   Westfield Group* ................................    663,833
Publishing - Newspapers - 2.8%
          88,500   Johnston Press PLC ..............................    826,119
Real Estate Management/Services - 1.5%
          11,400   Daito Trust Construction Company, Ltd. ..........    432,382
Retail - Jewelry - 1.7%
         258,770   Signet Group PLC ................................    489,076
Soap and Cleaning Preparations - 1.5%
          16,698   Reckitt Benckiser PLC ...........................    439,524
Television - 1.6%
          18,900   M6 Metropole Television .........................    472,800
Tobacco - 11.3%
          60,692   British American Tobacco PLC ....................    916,288
          31,212   Imperial Tobacco Group PLC ......................    680,627
          23,200   ITC, Ltd. (GDR) .................................    521,536
          16,300   KT&G Corp. ......................................    415,983
          47,600   Souza Cruz S.A. .................................    467,399
          32,200   Swedish Match A.B. ..............................    326,520
                                                                      3,328,353
--------------------------------------------------------------------------------
Total Common Stock (cost $23,231,455) .............................. 28,405,238
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Medical - Hospitals - 1.6%
          10,000   Rhoen-Klinikum A.G.
                    (cost $478,595) ................................    474,142
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 3.0%
                   Fannie Mae
        $900,000    1.48%, 9/1/04 (amortized cost $900,000) ........    900,000
--------------------------------------------------------------------------------
Total Investments (total cost $24,610,050) - 100.6% ................ 29,779,380
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)% ....   (170,875)
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$29,608,505
--------------------------------------------------------------------------------

Summary of Investments by Country, August 31, 2004

Country                   Market Value   % of Investment Securities
--------------------------------------------------------------------
Australia                   $3,661,681                         12.3%
Belgium                        434,561                          1.5%
Bermuda                        402,331                          1.3%
Brazil                         948,588                          3.2%
France                       1,334,929                          4.5%
Germany                        951,599                          3.2%
India                          968,485                          3.2%
Ireland                      1,252,703                          4.2%
Japan                        2,177,491                          7.3%
Netherlands                    895,691                          3.1%
Singapore                      358,696                          1.2%
South Africa                   475,044                          1.6%
South Korea                  1,887,232                          6.3%
Spain                        2,304,601                          7.7%
Sweden                         326,520                          1.1%
Switzerland                  1,250,779                          4.2%
United Kingdom               9,248,449                         31.1%
United States++                900,000                          3.0%
--------------------------------------------------------------------
Total                      $29,779,380                        100.0%

++Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                               Janus Adviser  August 31, 2004  9

Statements of Assets and Liabilities

As of August 31, 2004 (unaudited)                                                                 Focused Value   International
(all numbers in thousands except net asset value per share)                                          Fund(1)       Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                                               $ 72,425        $ 24,610
  Investments at value                                                                              $ 81,721        $ 29,779
    Cash                                                                                                 121             113
    Receivables:
      Investments sold                                                                                    --             140
      Portfolio shares sold                                                                               46              46
      Dividends                                                                                           47             109
      Due from Adviser                                                                                    80              37
    Other assets                                                                                           3               1
-------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                          82,018          30,225
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                                                 23             575
    Portfolio shares repurchased                                                                           8               3
    Dividends                                                                                             --              --
    Advisory fees                                                                                         66              24
    Transfer agent fees and expenses                                                                      --              --
    Administrative services fees - Investor Shares 6                                                       2
    Administrative services fees - Class I Shares                                                          1              --
    Distribution fees - Investor Shares                                                                   15               6
    Distribution fees - Class I Shares                                                                     1              --
    Distribution fees - Class C Shares                                                                     2              --
    Distribution fees - Class A Shares                                                                     1              --
    Foreign tax liability                                                                                 --               4
    Accrued expenses                                                                                      --               2
-------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                        123             616
Net Assets                                                                                          $ 81,895        $ 29,609
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                                                          $ 71,378        $ 30,916
  Undistributed net investment income/(loss)*                                                              7             302
  Undistributed net realized gain/(loss) from investments and foreign currency transactions*           1,214          (6,779)
  Unrealized appreciation/(depreciation) of investments and foreign currency translations              9,296           5,170(2)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                    $ 81,895        $ 29,609
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                                                        $ 69,927        $ 27,084
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                   3,424           1,803
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                                           $  20.42        $  15.02
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class I Shares                                                                         $  4,823        $  1,140
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                     236              76
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                                           $  20.39        $  15.00
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class C Shares                                                                         $  2,269        $     11
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                     113               1
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)                                                   $  20.05        $  15.06
-------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price(4)                                                                           $  20.26        $  15.21
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A Shares                                                                         $  4,876        $  1,374
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                     238              91
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)                                                   $  20.48        $  15.04
Maximum Offering Price(5)                                                                           $  21.72        $  15.96
-------------------------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.
(1) Formerly named US Value Fund.
(2) Net of foreign taxes on investments of $3,642 for International Equity Fund.
(3) Redemption price per share may be reduced by any applicable contingent deferred sales charge.
(4) Maximum offering price is computed at 100/99 of net asset value.
(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.


10  Janus Adviser  August 31, 2004

Statements of Operations

                                                                              Focused Value     International
For the six month period ended August 31, 2004 (unaudited)                       Fund(1)         Equity Fund
(all numbers in thousands)                                                         2004              2004
-------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                       $    75           $     1
  Dividends                                                                          456               640
  Foreign tax withheld                                                                (3)              (68)
-------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              528               573
-------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                      394               149
  Transfer agent fees and expenses                                                    16                12
  Registration fees                                                                   57                40
  Postage and mailing expenses                                                         2                 2
  Custodian fees                                                                      18                10
  Printing expenses                                                                    4                 3
  Legal fees                                                                          18                17
  Audit fees                                                                           9                10
  Trustees fees and expenses                                                         120                47
  Administrative services fees - Investor Shares                                      35                14
  Administrative services fees - Class I Shares                                        6                 2
  Distribution fees - Investor Shares                                                 88                34
  Distribution fees - Class I Shares                                                   6                 2
  Distribution fees - Class C Shares                                                  10                --
  Distribution fees - Class A Shares                                                   6                 2
  Other expenses                                                                       9                12
-------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       798               356
Less: Excess Expense Reimbursement                                                  (277)             (152)
Net Expenses after Expense Reimbursement                                             521               204
Net Investment Income/(Loss)                                                           7               369
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                            1,255             1,269
  Net realized gain/(loss) from foreign currency transactions                         --              (263)
  Change in net unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                                 (2,919)           (1,770)(2)
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments
 and foreign currency transactions                                                (1,664)             (764)
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                  $(1,657)          $  (395)
-------------------------------------------------------------------------------------------------------------

(1) Formerly named US Value Fund.
(2) Net of foreign taxes on investments of $3,642 for International Equity Fund.

See Notes to Financial Statements.


                                              Janus Adviser  August 31, 2004  11

Statements of Changes in Net Assets

For the six month period ended August 31, 2004 (unaudited),                Focused Value                    International
the two month fiscal period ended February 29, 2004 and for the              Fund(1)(2)                        Equity(3)
fiscal year ended December 31, 2003 (all numbers in thousands)       2004       2004        2003       2004       2004    2003(4)(5)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     7    $   (56)   $   (715)   $   369    $     5    $     19
  Net realized gain/(loss) from investment transactions             1,255      2,551       8,813      1,006        218       1,652
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations               (2,919)       498       5,996     (1,770)     1,005       5,279
  Increase from payment by affiliate (Note 2)                          --         --          --         --         --          26
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (1,657)     2,993      14,094       (395)     1,228       6,976
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Investor Shares                                                    --         --          --         --         --        (128)
    Class I Shares                                                     --         --          --         --         --          (9)
    Class C Shares                                                     --         --          --         --         --          --
    Class A Shares                                                     --         --          --         --         --          (7)
  Net realized gain from investment transactions*
    Investor Shares                                                (5,665)        --      (3,790)      (428)        --        (704)
    Class I Shares                                                   (406)        --        (386)       (19)        --         (41)
    Class C Shares                                                   (177)        --         (75)        --         --          --
    Class A Shares                                                   (386)        --        (190)       (23)        --         (42)
  Return of Capital*
    Investor Shares                                                     _         --          --         --         --         (91)
    Class I Shares                                                      _         --          --         --         --          (6)
    Class C Shares                                                      _         --          --         --         --          --
    Class A Shares                                                      _         --          --         --         --          (6)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (6,634)        --      (4,441)      (470)        --      (1,034)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                10,348      9,707       5,379      4,440      2,590       2,591
      Capital Transferred                                             N/A        N/A      53,231        N/A        N/A      20,887
    Class I Shares                                                     75         44          94         12          1          37
      Capital Transferred                                             N/A        N/A       5,687        N/A        N/A       1,435
    Class C Shares                                                    514        419         843         --         --          10
    Class A Shares                                                  1,571        113      15,803        122         27      13,148
  Redemption fees
    Investor Shares                                                   N/A        N/A         N/A          4          3           1
    Class I Shares                                                    N/A        N/A         N/A         --         --          --
  Reinvested dividends and distributions
    Investor Shares                                                 5,556         --       1,774        423         --         694
    Class I Shares                                                    356         --         153         13         --          24
    Class C Shares                                                    168         --          36         --         --          --
    Class A Shares                                                    366         --          73         22         --          36
  Shares repurchased
    Investor Shares                                                (8,930)    (4,195)    (10,554)    (4,919)    (1,285)     (3,755)
    Class I Shares                                                   (912)      (455)     (1,208)      (152)      (164)       (415)
    Class C Shares                                                    (21)        --         (18)        --         --          --
    Class A Shares                                                   (337)      (265)    (61,614)      (212)       (78)    (18,940)
      Capital Transferred                                             N/A        N/A     (58,918)       N/A        N/A     (22,322)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             8,754      5,368     (49,239)      (247)     1,094      (6,569)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 463      8,361     (39,586)    (1,112)     2,322        (627)
Net Assets:
  Beginning of period                                              81,432     73,071     112,657     30,721     28,399      29,026
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $81,895    $81,432    $ 73,071    $29,609    $30,721    $ 28,399
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $     7         --          --    $   302    $   (67)   $     (7)
------------------------------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

(1) Formerly named US Value Fund
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) Vontobel International Equity Fund prior to reorganization (Note 1).
(4) Certain prior year amounts have been reclassified to conform to current year presentation.
(5) Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.


12  Janus Adviser  August 31, 2004

Financial Highlights - Investor Shares

For a share outstanding during the six month period ended
August 31, 2004 (unaudited), the two month fiscal period ended                Focused Value Fund(1)(2)
February 29, 2004 and through each fiscal year ended December 31         2004           2004           2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $22.65         $21.78         $18.64
---------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                               --(3)          --(3)          --(3)
Net gains/(losses) on securities (both realized and unrealized)          (.43)           .87           4.46
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.43)           .87           4.46
---------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                    --             --             --
Distributions (from net realized gains)*                                (1.80)            --          (1.32)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (1.80)            --          (1.32)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $20.42         $22.65         $21.78
---------------------------------------------------------------------------------------------------------------
Total Return**                                                          (2.01)%         3.99%         24.32%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $69,927        $70,034        $61,970
Average Net Assets for the Period (in thousands)                      $69,755        $66,560        $67,077
Ratio of Gross Expenses to Average Net Assets***                         1.25%(4)       1.25%(4)       2.14%(4)
Ratio of Net Expenses to Average Net Assets***                           1.25%(4)       1.25%(4)       2.14%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.04%         (0.42)%        (0.90)%
Portfolio Turnover Rate***                                                 13%            55%            21%

For a share outstanding during the six month period ended                                     Vontobel
August 31, 2004 (unaudited), the two month fiscal period ended                        US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31          2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $19.86         $19.29         $14.27         $16.73
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                              (.09)          (.12)           .02            .07
Net gains/(losses) on securities (both realized and unrealized)           (.33)           .71           5.00          (2.42)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (.42)           .59           5.02          (2.35)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                     --           (.02)            --           (.11)
Distributions (from net realized gains)*                                  (.80)            --             --             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.80)          (.02)            --           (.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $18.64         $19.86         $19.29         $14.27
------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (2.20)%         3.06%         35.18%        (14.07)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $112,302        $86,157       $137,238        $71,480
Average Net Assets for the Period (in thousands)                           N/A            N/A            N/A            N/A
Ratio of Gross Expenses to Average Net Assets***                          1.74%(5)       1.75%(6)       1.75%          1.87%(7)
Ratio of Net Expenses to Average Net Assets***                            1.72%          1.75%(6)       1.75%          1.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           (0.63)%        (0.43)%         0.23%          0.40%
Portfolio Turnover Rate***                                                  76%            66%           104%            67%

For a share outstanding during the six month period ended                        International
August 31, 2004 (unaudited), the two month fiscal period ended                   Equity Fund(8)
February 29, 2004 and through each fiscal year ended December 31         2004           2004           2003
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $15.46         $14.83         $11.86
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                              .19           (.03)           .12
Net gains/(losses) on securities (both realized and unrealized)          (.38)           .66           3.38
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.19)           .63           3.50
--------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                    --             --           (.07)
Distributions (from capital gains)*                                      (.25)            --           (.43)
Tax return of capital*                                                     --             --           (.05)
Redemption fees                                                            --(9)          --(9)          --(9)
Payment by affiliate                                                       --              _            .02
--------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                            (.25)            --           (.53)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $15.02         $15.46         $14.83
--------------------------------------------------------------------------------------------------------------
Total Return**                                                          (1.29)%         4.25%         29.99%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $27,084        $27,924        $25,506
Average Net Assets for the Period (in thousands)                      $27,344        $27,413        $23,269
Ratio of Gross Expenses to Average Net Assets***                         1.35%(4)       1.35%(4)       2.91%(4)
Ratio of Net Expenses to Average Net Assets***                           1.35%(4)       1.35%(4)       2.91%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           2.44%          0.09%          0.07%
Portfolio Turnover Rate***                                                 41%            41%            65%

For a share outstanding during the six month period ended                                     Vontobel
August 31, 2004 (unaudited), the two month fiscal period ended                  International Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31          2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $12.88         $18.86         $28.01         $20.18
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                               .03           (.10)          (.03)           .06
Net gains/(losses) on securities (both realized and unrealized)          (1.05)         (5.41)         (5.30)          9.07
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (1.02)         (5.51)         (5.33)          9.13
----------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                     --           (.12)          (.08)          (.05)
Distributions (from capital gains)*                                         --           (.35)         (3.74)         (1.25)
Tax return of capital*                                                     N/A            N/A            N/A            N/A
Redemption fees                                                            N/A            N/A            N/A            N/A
Payment by affiliate                                                        --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                               --           (.47)         (3.82)         (1.30)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $11.86         $12.88         $18.86         $28.01
----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (7.92)%       (29.22)%       (18.70)%        46.52%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $29,026        $44,356       $133,233       $192,537
Average Net Assets for the Period (in thousands)                           N/A            N/A            N/A            N/A
Ratio of Gross Expenses to Average Net Assets***                          2.44%          1.89%(6)       1.39%          1.28%
Ratio of Net Expenses to Average Net Assets***                            2.44%          1.88%(6)       1.38%          1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            0.18%         (0.38)%        (0.15)%         0.03%
Portfolio Turnover Rate***                                                  98%            92%            69%            38%

  *See Note 4 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Formerly named US Value Fund.
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4) See Notes 5 and 6 in Notes to Financial Statements.
(5) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(6) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(7) The ratio was 2.76% in 1999 before waiver of management fees.
(8) Vontobel International Equity Fund prior to reorganization (Note 1).
(9) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.


                                              Janus Adviser  August 31, 2004  13

Financial Highlights - Class I Shares

For a share outstanding during the six month period ended
August 31,2004 (unaudited), the two month fiscal period ended                    Focused Value Fund(1)(2)
February 29, 2004 and through each fiscal year ended December 31         2004               2004               2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $22.64             $21.78             $18.64
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                             (.01)              (.01)              (.02)
Net gains/(losses) on securities (both realized and unrealized)          (.44)               .87               4.48
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.45)               .86               4.46
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                    --                 --                 --
Distributions (from net realized gains)*                                (1.80)                --              (1.32)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (1.80)                --              (1.32)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $20.39             $22.64             $21.78
-----------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (2.11)%             3.95%             24.32%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $4,823             $5,825             $6,005
Average Net Assets for the Period (in thousands)                       $5,098             $5,915             $7,057
Ratio of Gross Expenses to Average Net Assets***                         1.40%(3)           1.40%(3)           2.16%(3)
Ratio of Net Expenses to Average Net Assets***                           1.40%(3)           1.40%(3)           2.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.10)%            (0.58)%            (0.92)%
Portfolio Turnover Rate***                                                 13%                55%                21%

For a share outstanding during the six month period ended                                      Vontobel
August 31,2004 (unaudited), the two month fiscal period ended                           US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31       2002              2001               2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $19.86            $19.29             $14.27          $16.73
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                           (.09)             (.12)               .02             .07
Net gains/(losses) on securities (both realized and unrealized)        (.33)              .71               5.00           (2.42)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (.42)              .59               5.02           (2.35)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                  --              (.02)                --            (.11)
Distributions (from net realized gains)*                               (.80)               --                 --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (.80)             (.02)                --            (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $18.64            $19.86             $19.29          $14.27
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                        (2.20)%            3.06%             35.18%         (14.07)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $112,302           $86,157           $137,238         $71,480
Average Net Assets for the Period (in thousands)                        N/A               N/A                N/A             N/A
Ratio of Gross Expenses to Average Net Assets***                       1.74%(4)          1.75%(5)           1.75%           1.87%(6)
Ratio of Net Expenses to Average Net Assets***                         1.72%             1.75%(5)           1.75%           1.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***        (0.63)%           (0.43)%             0.23%           0.40%
Portfolio Turnover Rate***                                               76%               66%               104%             67%

For a share outstanding during the six month period ended                              International
August 31, 2004 (unaudited), the two month fiscal period ended                         Equity Fund(7)
February 29, 2004 and through each fiscal year ended December 31         2004               2004               2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $15.45             $14.82             $11.86
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                              .18               (.03)               .10
Net gains/(losses) on securities (both realized and unrealized)          (.38)               .66               3.39
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.20)               .63               3.49
------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                    --                 --               (.06)
Distributions (from capital gains)*                                      (.25)                --               (.43)
Tax return of capital*                                                     --                 --               (.06)
Redemption fees`                                                           --(8)              --(8)              --
Payment by affiliate                                                       --                 --                .02
------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                            (.25)                --               (.53)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $15.00             $15.45             $14.82
------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (1.35)%             4.25%             29.90%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $1,140             $1,303             $1,409
Average Net Assets for the Period (in thousands)                       $1,195             $1,333             $1,547
Ratio of Gross Expenses to Average Net Assets***                         1.50%(3)           1.50%(3)           2.87%(3)
Ratio of Net Expenses to Average Net Assets***                           1.50%(3)           1.50%(3)           2.87%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           2.31%              0.17%              0.11%
Portfolio Turnover Rate***                                                 41%                41%                65%

For a share outstanding during the six month period ended                                      Vontobel
August 31, 2004 (unaudited), the two month fiscal period ended                   International Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31      2002               2001               2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $12.88             $18.86             $28.01          $20.18
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                           .03               (.10)              (.03)            .06
Net gains/(losses) on securities (both realized and unrealized)      (1.05)             (5.41)             (5.30)           9.07
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (1.02)             (5.51)             (5.33)           9.13
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                 --               (.12)              (.08)           (.05)
Distributions (from capital gains)*                                     --               (.35)             (3.74)          (1.25)
Tax return of capital*                                                 N/A                N/A                N/A             N/A
Redemption fees`                                                       N/A                N/A                N/A             N/A
Payment by affiliate                                                    --                 --                 --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                           --               (.47)             (3.82)          (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $11.86             $12.88             $18.86          $28.01
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                       (7.92)%           (29.22)%           (18.70)%         46.52%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $29,026            $44,356           $133,233        $192,537
Average Net Assets for the Period (in thousands)                       N/A                N/A                N/A             N/A
Ratio of Gross Expenses to Average Net Assets***                      2.44%              1.89%(5)           1.39%           1.28%
Ratio of Net Expenses to Average Net Assets***                        2.44%              1.88%(5)           1.38%           1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***        0.18%             (0.38)%            (0.15)%          0.03%
Portfolio Turnover Rate***                                              98%                92%                69%             38%

  *See Note 4 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Formerly named US Value Fund.
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) See Notes 5 and 6 in Notes to Financial Statements.
(4) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(5) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(6) The ratio was 2.76% in 1999 before waiver of management fees.
(7) Vontobel International Equity Fund prior to reorganization (Note 1).
(8) Redemption fees aggregated less than $.01 on a per share basis for the fiscal period ended.

See Notes to Financial Statements.


14  Janus Adviser  August 31, 2004

Financial Highlights - Class C Shares

For a share outstanding during the six month period ended
August 31, 2004 (unaudited), the two month fiscal period                                                                Vontobel
ended February 29, 2004 and through each fiscal year                           Focused Value Fund(1)(2)              US Value Fund
ended December 31                                                     2004             2004             2003             2002(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $22.35           $21.52           $18.60           $17.49
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                           (.04)              --(4)          (.07)            (.06)
Net gains/(losses) on securities (both realized and unrealized)        (.46)             .83             4.31             1.97
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (.50)             .83             4.24             1.91
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                  --               --               --               --
Distributions (from net realized gains)*                              (1.80)              --            (1.32)            (.80)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (1.80)              --            (1.32)            (.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $20.05           $22.35           $21.52           $18.60
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                        (2.36)%           3.86%           23.18%           10.82%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $2,269           $1,827           $1,344             $355
Average Net Assets for the Period (in thousands)                     $2,030           $1,677             $948              N/A
Ratio of Gross Expenses to Average Net Assets***                       1.90%(5)         1.90%(5)         3.16%(5)         2.74%
Ratio of Net Expenses to Average Net Assets***                         1.90%(5)         1.90%(5)         3.16%(5)         2.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***        (0.63)%          (1.05)%          (1.81)%          (1.63)%
Portfolio Turnover Rate***                                               13%              55%              21%              76%

For a share outstanding during the six month period ended August 31, 2004
(unaudited), the two month fiscal period ended February 29, 2004                    International Equity Fund
and through each fiscal period ended December 31, 2003                          2004          2004          2003(6)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $15.55        $14.95        $13.91
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(losses)                                                   .14          (.06)          .11
Net gains/(losses) on securities (both realized and unrealized)                 (.38)          .66          1.34
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                (.24)          .60          1.45
--------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                           --            --            --
Distributions (from capital gains)*                                             (.25)           --          (.43)
Payment by affiliate                                                              --            --           .02
--------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                                   (.25)           --          (.41)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $15.06        $15.55        $14.95
--------------------------------------------------------------------------------------------------------------------
Total Return**                                                                 (1.60)%        4.01%        10.71%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                         $11           $12           $11
Average Net Assets for the Period (in thousands)                                 $11           $11           $10
Ratio of Gross Expenses to Average Net Assets***                                2.00%(5)      2.00%(5)      1.92%(5)
Ratio of Net Expenses to Average Net Assets***                                  2.00%(5)      2.00%(5)      1.92%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***                  1.80%        (1.05)%       (0.14)%
Portfolio Turnover Rate***                                                        41%           41%           65%

  *See Note 4 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Formerly named US Value Fund
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) Period October 9, 2002 (inception date) to December 31, 2002.
(4) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended February 29, 2004.
(5) See Notes 5 and 6 in Notes to Financial Statements.
(6) Period from October 13, 2003 (inception date) to December 31, 2003.

See Notes to Financial Statements.


                                              Janus Adviser  August 31, 2004  15

Financial Highlights - Class A Shares

For a share outstanding during the six month period ended
August 31, 2004 (unaudited), the two month fiscal period ended                     Focused Value Fund(1)(2)
February 29, 2004 and through each fiscal year ended December 31         2004               2004               2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $22.69             $21.82             $18.64
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                               --(3)              --(3)             .03
Net gains/(losses) on securities (both realized and unrealized)          (.41)               .87               4.47
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.41)               .87               4.50
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                    --                 --                 --
Distributions (from net realized gains)*                                (1.80)                --              (1.32)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (1.80)                --              (1.32)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $20.48             $22.69             $21.82
-----------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (1.92)%             3.99%             24.54%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $4,876             $3,746             $3,752
Average Net Assets for the Period (in thousands)                       $4,603             $3,720             $3,649
Ratio of Gross Expenses to Average Net Assets***                         1.15%(4)           1.15%(4)           2.11%(4)
Ratio of Net Expenses to Average Net Assets***                           1.15%(4)           1.15%(4)           2.11%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.11%             (0.33)%            (0.88)%
Portfolio Turnover Rate***                                                 13%                55%                21%

For a share outstanding during the six month period ended                                      Vontobel
August 31, 2004 (unaudited), the two month fiscal period ended                         US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31     2002               2001               2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $19.86             $19.29             $14.27          $16.73
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                         (.09)              (.12)               .02             .07
Net gains/(losses) on securities (both realized and unrealized)      (.33)               .71               5.00           (2.42)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (.42)               .59               5.02           (2.35)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends (from net investment income)*                                --               (.02)                --            (.11)
Distributions (from net realized gains)*                             (.80)                --                 --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (.80)              (.02)                --            (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $18.64             $19.86             $19.29          $14.27
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                      (2.20)%             3.06%             35.18%         (14.07)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $112,302            $86,157           $137,238         $71,480
Average Net Assets for the Period (in thousands)                      N/A                N/A                N/A             N/A
Ratio of Gross Expenses to Average Net Assets***                     1.74%(5)           1.75%(6)           1.75%           1.87%(7)
Ratio of Net Expenses to Average Net Assets***                       1.72%              1.75%(6)           1.75%           1.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***      (0.63)%            (0.43)%             0.23%           0.40%
Portfolio Turnover Rate***                                             76%                66%               104%             67%

For a share outstanding during the six month period ended                               International
August 31, 2004 (unaudited), the two month fiscal period ended                          Equity Fund(8)
February 29, 2004 and through each fiscal year ended December 31         2004               2004               2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $15.47             $14.84             $11.86
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                              .20               (.03)               .12
Net gains/(losses) on securities (both realized and unrealized)          (.38)               .66               3.39
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (.18)               .63               3.51
-----------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                    --                 --               (.06)
Distributions (from capital gains)*                                      (.25)                --               (.43)
Tax return of capital*                                                     --                 --               (.06)
Payment by affiliate                                                       --                 --                .02
-----------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                            (.25)                --               (.53)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $15.04             $15.47             $14.84
-----------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (1.22)%             4.25%             30.07%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $1,374             $1,482             $1,473
Average Net Assets for the Period (in thousands)                       $1,404             $1,470             $1,395
Ratio of Gross Expenses to Average Net Assets***                         1.25%(4)           1.25%(4)           2.87%(4)
Ratio of Net Expenses to Average Net Assets***                           1.25%(4)           1.25%(4)           2.87%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           2.57%              0.18%              0.11%
Portfolio Turnover Rate***                                                 41%                41%                65%

For a share outstanding during the six month period ended                                     Vontobel
August 31, 2004 (unaudited), the two month fiscal period ended                  International Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31     2002               2001               2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $12.88             $18.86             $28.01          $20.18
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                          .03               (.10)              (.03)            .06
Net gains/(losses) on securities (both realized and unrealized)     (1.05)             (5.41)             (5.30)           9.07
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (1.02)             (5.51)             (5.33)           9.13
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
Dividends (from net investment income)*                                --               (.12)              (.08)           (.05)
Distributions (from capital gains)*                                    --               (.35)             (3.74)          (1.25)
Tax return of capital*                                                N/A                N/A                N/A             N/A
Payment by affiliate                                                   --                 --                 --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                          --               (.47)             (3.82)          (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $11.86             $12.88             $18.86          $28.01
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                      (7.92)%           (29.22)%           (18.70)%         46.52%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $29,026            $44,356           $133,233        $192,537
Average Net Assets for the Period (in thousands)                      N/A                N/A                N/A             N/A
Ratio of Gross Expenses to Average Net Assets***                     2.44%              1.89%(6)           1.39%           1.28%
Ratio of Net Expenses to Average Net Assets***                       2.44%              1.88%(6)           1.38%           1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***       0.18%             (0.38)%            (0.15)%          0.03%
Portfolio Turnover Rate***                                             98%                92%                69%             38%

  *See Note 4 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Formerly named US Value Fund.
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
(4) See Notes 5 and 6 in Notes to Financial Statements.
(5) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(6) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(7) The ratio was 2.76% in 1999 before waiver of management fees.
(8) Vontobel International Equity Fund prior to reorganization (Note 1).

See Notes to Financial Statements.


16  Janus Adviser  August 31, 2004

Notes to Schedules of Investments (unaudited)

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital        Is a market capitalization weighted index
International EAFE(R) Index   composed of companies representative of the
                              market structure of 21 Developed Market
                              countries in Europe, Australasia and the Far East.

ADR                           American Depositary Receipt

GDR                           Global Depositary Receipt

PLC                           Public Limited Company

*Non-income-producing security.


                                              Janus Adviser  August 31, 2004  17

Notes to Financial Statements (unaudited)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Effective October 13, 2003 ("Reorganization Date"), Vontobel US Value Fund and Vontobel International Equity Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Focused Value Fund (formerly US Value Fund) and International Equity Fund, respectively (collectively the "Funds" and individually the "Fund"). As a result of the reorganization, existing Reorganizing Funds Class A shareholders who purchased shares directly received the Funds' Investor Class shares, existing Reorganizing Funds Class A Shareholders who purchased shares through a financial intermediary without sales charge received the Funds' Class I Shares, existing Reorganizing Funds Class A Shareholders who purchased shares with a sales charge received the Funds' Class A Shares, and existing Reorganizing Funds Class C shareholders received Class C Shares of the corresponding Fund. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer of assets and liabilities of the Reorganizing Funds to the Funds. The Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each of the Reorganizing Funds is considered the surviving entity, and the statement of changes and financial highlights shown for the fiscal periods prior to December 31, 2003 are of the Reorganizing Funds. After the reorganization, the Funds changed the fiscal year end from December 31 to the last day of February.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for International Equity Fund - Class C Shares. This class was effective on October 13, 2003.

Focused Value Fund and International Equity Fund are series funds. The Funds are part of Janus Adviser (the "Trust"), which was organized as a Delaware statutory Trust on May 2, 2003, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers two Funds, which invest primarily in equity securities. International Equity Fund is classified as diversified, as defined in the 1940 Act. Focused Value Fund is classified as nondiversified.

Prior to October 13, 2003, the Reorganizing Funds were series established under Vontobel Funds, Inc. ("VFI").

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss


18  Janus Adviser  August 31, 2004
arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of the dividends and capital gain distributions from a Fund will be automatically reinvested into additional shares of the Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds will file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) will be available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) will be available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Funds. Focused Value Fund is subject to advisory fees payable to Janus Capital


                                              Janus Adviser  August 31, 2004  19
based upon annual rates of 0.96% of the first $100 million of average daily net assets, 0.85% of average daily net assets over $100 million to $300 million and 0.75% of average daily net assets in excess of $300 million. International Equity Fund is subject to advisory fees payable to Janus Capital based upon annual rates of 0.99% of the first $100 million of average daily net assets, 0.85% of average daily net assets over $100 million to $300 million and 0.75% of average daily net assets over $300 million.

Prior to October 13, 2003, Vontobel Asset Management, Inc., formerly named Vontobel USA Inc., ("Vontobel") served as investment adviser to Vontobel US Value Fund and Vontobel International Equity Fund, the Funds' predecessors. Pursuant to Investment Advisory Agreements with each of the Reorganizing Funds, Vontobel received an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

Vontobel serves as subadviser to the Funds. Janus Capital pays Vontobel a subadvisory fee from its management fee at the annual rate ranging from 0.215% to 0.74% for Focused Value Fund and ranging from 0.215% to 0.408% for International Equity Fund based on the value of each Fund's respective average daily net assets.

The Trust currently offers four classes of shares: Investor Shares, Class I Shares, Class C Shares and Class A Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class A, C and Investor Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares. Class A and C Shares include a maximum 5.75% and 1.00% upfront sales charge of the offering price, respectively. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated. Class C Shares includes a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 12 months. The redemption price may differ from the net asset value per share. During the six month period ended August 31, 2004, Focused Value Fund - Class C Shareholders and International Equity Fund - Class C Shareholders did not pay contingent deferred sales charges.

As of August 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds in the Janus Investment Fund, Janus Aspen Series and Janus Adviser Series based on their respective net assets as of July 31, 2004. The Trust did not receive an allocation of these non-recurring costs.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Funds a fee at an annual rate of up to 0.10% of the average daily net assets of the Investor Shares of each of the Funds and at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each of the Funds, to compensate Janus Services for providing, or arranging for the recordkeeping, sub-accounting, and administrative services. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed to reimburse the Funds by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the administrative services fee applicable to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% for Focused Value Fund and 1.00% for International Equity Fund of the average daily net assets of each of the Funds until at least September 30, 2005. Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated. For the six month period ended August 31, 2004, total fees and expenses absorbed by Janus Capital were $276,823 and $152,106, for Focused Value Fund and International Equity Fund, respectively. As of August 31, 2004, the reimbursement that may be potentially made to Janus Capital by the Focused Value Fund and International Equity Fund is $256,809 and $345,335, respectively. This recoup of such reimbursements will expire October 13, 2006.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Investor Shares, Class I Shares and Class A Shares of each Fund have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of the Investor, Class I and Class A Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Investor, Class I and Class A Shares' average daily net assets. The Class C Shares have adopted a Distribution and Shareholder Servicing Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan authorizes payments by the Funds in connection with the distribution of the Class C Shares at an annual rate of up to 1.00% average daily net assets of Class C


20  Janus Adviser  August 31, 2004

Shares. Up to 0.75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Class C Plan permits the payment of up to 0.25% of this fee for shareholder servicing activities.

As of the date of this report, a 2.00% redemption fee may be imposed on Investor and Class I Shares of the International Equity Fund held for three months or less. Effective May 1, 2004, the redemption fee increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Redemption fees received by International Equity Fund, Investor and Class I Shares, during the six month period ended August 31, 2004 were $4,269 and $36, respectively.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Focused Value Fund and International Equity Fund did not pay DST fees during the period March 1, 2004 through June 16, 2004.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six month period ended August 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six month period ended August 31, 2004 (unaudited) (all numbers in thousands)

                                                                       Purchase of Long-     Proceeds from Sales
                                  Purchase of   Proceeds from Sales   Term U.S. Government    of Long-Term U.S.
Fund                               Securities      of Securities          Obligations       Government Obligations
-------------------------------------------------------------------------------------------------------------------
Focused Value Fund (1)               $22,843          $4,463                 $--                     $--
International Equity Fund             6,222            6,991                  --                      --
-------------------------------------------------------------------------------------------------------------------

(1) Formerly named US Value Fund.


                                              Janus Adviser  August 31, 2004  21

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net short-term gains, net investment losses and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of February 29, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. The table below shows the expiration dates of the carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2004 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Accumulated      Federal Tax      Unrealized      Unrealized   Net Appreciation/
Fund                           Capital Losses        Cost         Appreciation   (Depreciation)  (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Focused Value Fund(1)                   --       $72,466,132      $10,365,622     $(1,110,697)      $9,254,925
International Equity Fund      $(7,794,916)(2)    24,610,050        5,469,868        (300,538)       5,169,330
-----------------------------------------------------------------------------------------------------------------

(1) Formerly named US Value Fund.
(2) Capital loss carryover subject to annual limitations

Capital Loss Carryover Expiration Schedule
For the year ended February 29, 2004

Fund                                   2009          2010
---------------------------------------------------------
Focused Value Fund(1)                    --            --
International Equity Fund(2)     $6,495,763    $1,299,153
---------------------------------------------------------
(1) Formerly named US Value Fund.
(2) Capital loss carryover subject to annual limitations


22  Janus Adviser  August 31, 2004

5. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

6. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six month period ended August 31, 2004 (unaudited), the two month fiscal period ended February 29, 2004 and for the fiscal year ended December 31

                                Investor Shares            Class I Shares            Class C Shares               Class A Shares
Fund                          2004    2004    2003      2004    2004    2003      2004    2004    2003         2004    2004    2003
-----------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund*(1)       1.92%   2.07%   2.14%     2.06%   2.21%   2.16%     2.59%   2.72%   3.16%        1.84%   1.96%   2.11%
International Equity Fund*   2.36%   2.73%   3.24%     2.50%   2.87%   3.21%     3.01%   3.38%   5.85%(2)     2.26%   2.63%   3.21%
-----------------------------------------------------------------------------------------------------------------------------------

* Annualized for periods of less than one year.
(1) Formerly named US Value Fund.
(2) Period from October 13, 2003 (inception date) to December 31, 2003.


                                              Janus Adviser  August 31, 2004  23

7. FUND REORGANIZATION

Effective October 13, 2003, Vontobel US Value Fund and Vontobel International Equity Fund participated in a tax-free reorganization with Focused Value Fund (formerly US Value Fund) and International Equity Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities as follows: Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares directly received Focused Value Fund - Investor Shares and International Equity Fund -Investor Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares through a financial intermediary without sales charge received Focused Value Fund - Class I Shares and International Equity Fund - Class I Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares with a sales charge received Focused Value Fund - Class A Shares and International Equity Fund - Class A Shares, respectively. Existing Vontobel US Value Fund Class C shareholders received Focused Value Fund - Class C Shares.

Vontobel US Value Fund - Class A Shares transferred net assets and shares outstanding to Focused Value Fund - Investor Shares and Class I Shares as detailed below.

Fund                                          Net Assets      Shares Transferred
--------------------------------------------------------------------------------
Focused Value Fund - Investor Shares          $63,503,746          3,003,063
Focused Value Fund - Class I Shares             6,776,017            320,433
--------------------------------------------------------------------------------
                                              $70,279,763          3,323,496
================================================================================

Vontobel US Value Fund - Class C transferred net assets of $1,163,895 and shares outstanding of 55,606 to Focused Value Fund - Class C Shares. The remaining net assets of $3,265,888 and shares outstanding of 154,441 of Vontobel US Value Fund
- Class A were transferred directly into Focused Value - Class A Shares.

Vontobel International Equity Fund - Class A Shares transferred net assets and shares outstanding to International Equity Fund - Investor Shares and Class I Shares as detailed below.

Fund                                            Net Assets    Shares Transferred
--------------------------------------------------------------------------------
International Equity Fund - Investor Shares    $24,444,903        $1,757,101
International Equity Fund - Class I Shares       1,674,733           120,345
--------------------------------------------------------------------------------
                                               $26,119,636        $1,877,446
================================================================================

The remaining net assets of $1,288,651 and shares outstanding of 92,625 of Vontobel International Equity Fund - Class A were transferred directly into International Equity Fund - Class A Shares.


24  Janus Adviser  August 31, 2004

8. CAPITAL SHARE TRANSACTIONS

For the six month period ended August 31, 2004 (unaudited),        Focused Value               International
the two month fiscal period ended February 29, 2004 and              Fund(1)(2)                Equity Fund(3)
for the fiscal year ended December 31, 2003
(all numbers in thousands)                                   2004      2004      2003      2004      2004      2003(4)
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
Shares sold                                                   476       435       249       290       170       182
Shares transferred                                            N/A       N/A     3,003       N/A       N/A     1,757
Reinvested dividends and distributions                        268        --        83        28        --        48
----------------------------------------------------------------------------------------------------------------------
Total                                                         744       435     3,335       318       170     1,987
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                           (412)     (188)     (490)     (322)      (83)     (267)
Net Increase/(Decrease) in Fund Shares                        332       247     2,845        (4)       87     1,720
Shares Outstanding, Beginning of Period                     3,092     2,845        --     1,807     1,720        --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           3,424     3,092     2,845     1,803     1,807     1,720
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class I Shares:
Shares sold                                                     3         2         5         1        --         3
Shares transferred                                            N/A       N/A       320       N/A       N/A       120
Reinvested dividends and distributions                         17        --         7         1        --         2
----------------------------------------------------------------------------------------------------------------------
Total                                                          20         2       332         2        --       125
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                            (41)      (21)      (56)      (10)      (11)      (30)
Net Increase/(Decrease) in Fund Shares                        (21)      (19)      276        (8)      (11)       95
Shares Outstanding, Beginning of Period                       257       276        --        84        95        --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             236       257       276        76        84        95
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class C Shares:
Shares sold                                                    24        20        42        --        --         1
Reinvested dividends and distributions                          8        --         2        --        --        --
----------------------------------------------------------------------------------------------------------------------
Total                                                          32        20        44        --        --         1
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                             (1)       --        (1)       --        --        --
Net Increase/(Decrease) in Fund Shares                         31        20        44        --        --         1
Shares Outstanding, Beginning of Period                        82        62        19         1         1        --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             113        82        62         1         1         1
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class A Shares:
Shares sold                                                    71         5       810         8         2     1,124
Reinvested dividends and distributions                         18        --         4         1        --         3
----------------------------------------------------------------------------------------------------------------------
Total                                                          89         5       814         9         2     1,127
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                            (16)      (12)   (3,343)      (14)       (5)   (1,599)
Shares transferred                                            N/A       N/A    (3,323)      N/A       N/A    (1,877)
Net Increase/(Decrease) in Fund Shares                         73        (7)   (5,852)       (5)       (3)   (2,349)
Shares Outstanding, Beginning of Period                       165       172     6,024        96        99     2,448
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             238       165       172        91        96        99
----------------------------------------------------------------------------------------------------------------------

(1) Formerly named US Value Fund.
(2) Vontobel US Value Fund prior to reorganization (Note 1).
(3) Vontobel International Equity Fund prior to reorganization (Note 1).
(4) Commencement of operations of Class C Shares was October 13, 2003.


                                              Janus Adviser  August 31, 2004  25

9. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA and RICO), and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the Western District of Missouri and the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


26  Janus Adviser  August 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices through August 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of August 31, 2004. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Fund net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.


                                              Janus Adviser  August 31, 2004  27

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


28  Janus Adviser  August 31, 2004

Notes






                                              Janus Adviser  August 31, 2004  29

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

International/Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Income

Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds go to www.janus.com.

[LOGO] JANUS CAPITAL | 151 Detroit Street
               Group | Denver, CO 80206
                     | 1-800-525-3713

This material must be preceded or accompanied by a prospectus.
Funds distributed by Janus Distributors LLC (9/04)


C-0904-155                                                      119-24-100 10-04


-------------------



Item 2 - Code of Ethics
          Not applicable to semi-annual reports.

Item 3 - Audit Committee Financial Expert
          Not applicable to semi-annual reports.

Item 4 - Principal Accountant Fees and Services
          Not applicable to semi-annual reports.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - Schedule of Investments
         Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

          (b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

        (a)(1) Not applicable to semi-annual reports.

        (a)(2) Separate certifications for the Registrant's Principal
               Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

        (a)(3) Not applicable.

        (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: October 25, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  October 25, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  October 25, 2004